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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       ----------------------------------


                       January 4, 2000 (December 29, 1999)
                       -----------------------------------
                Date of Report (Date of earliest event reported)


                               WILLIAM LYON HOMES
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-18001                  33-0475923

(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)            File Number)          Identification Number)


               19 Corporate Plaza, Newport Beach, California 92660
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (949) 640-6400
                                 --------------
               Registrant's telephone number, including area code


                              THE PRESLEY COMPANIES
                              ---------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3 and 4.       Not Applicable.

Item 5.  Other Events.

         On December 29, 1999, The Presley Companies (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 announcing its name change to William Lyon Homes effective after the close of business on Friday, December 31, 1999. The Company also changed its New York Stock Exchange stock ticker symbol from PDC to WLS effective Monday, January 3, 2000. The Company's common stock will continue to trade on the New York Stock Exchange.

         The Company effectuated the name change through a short form merger of WLPC, Inc., a wholly owned subsidiary, with and into the Company, with the Company as the surviving corporation. A copy of the Certificate of Ownership and Merger filed in the State of Delaware on December 31, 1999 is attached hereto as
Exhibit 99.2. In the merger, the Company changed its name to William Lyon Homes.

Item 6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit 99.1 Press Release dated December 29, 1999.

         Exhibit 99.2 Certificate of Ownership and Merger.

Item 8.  Not Applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2000

                                                  WILLIAM LYON HOMES,
                                                  a Delaware corporation


                                                  By:    /s/ David M. Siegel
                                                         -----------------------
                                                  Name:  David M. Siegel
                                                  Title: Senior Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer


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                                  EXHIBIT INDEX





Exhibit
Number                              Description
-------                             -----------


 99.1              Press Release Dated December 29, 1999

 99.2              Certificate of Ownership and Merger